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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|     Preliminary proxy statement
|_|     Confidential, for use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
|_|     Definitive proxy statement
|X|     Definitive additional materials
|_|     Soliciting material pursuant to Rule 14a-12


                        American Financial Holdings, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:
                N/A
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(2)     Aggregate number of securities to which transactions applies:
                N/A
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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                N/A
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(4)     Proposed maximum aggregate value of transaction:
                N/A
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(5)     Total Fee paid:
                N/A
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|_|     Fee paid previously with preliminary materials
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
                N/A
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(2)     Form, schedule or registration statement no.:
                N/A
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(3)     Filing party:
                N/A
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(4)     Date filed:
                N/A
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AMERICAN SAVINGS                                              MEMORANDUM
                ================================================================

TO:      American Savings Bank ESOP and/or 401(k) Participants
FROM:    Richard J. Moore
DATE:    March 27, 2002
RE:      ESOP and 401(k) voting

In connection with the Annual Meeting of Shareholders of American Financial Holdings, Inc., the holding company for American Savings Bank, enclosed please find:

(1)  a notice and proxy statement for the annual meeting;
(2) an annual report to shareholders for the fiscal year ended December 31, 2001, and
(3)  one or more proxy cards.

The proxy card(s) have been included to allow you to direct the voting of the shares of common stock held by you through the American Savings Bank Employee Stock Ownership Plan, the American Savings Bank Employees' Savings and Profit Sharing ("401(k)") Plan. As an employee of American Savings Bank, you may be a participant in either or both of these benefit plans. We have accordingly included a proxy card for each of the plans in which you participate. Additionally, if you hold shares directly, we have also included a proxy card for those shares. IT IS IMPORTANT THAT YOU COMPLETE AND RETURN ALL OF THE PROXY
                                                               ---
CARDS THAT YOU RECEIVE.

The trustee for the Employee Stock Ownership Plan will vote those shares of common stock held in the ESOP trust which have been allocated to the participants in accordance with the instructions provided by the participants. Both the unallocated shares and the allocated shares for which no instructions are provided will be voted in the same proportion as the allocated shares.

The trustee for the 401(k) Plan will also vote those shares of common stock held in the 401(k) Plan trust in accordance with the instructions it receives from plan participants. All shares for which no instructions are given, or for which instructions were not received in a timely manner, will then be voted by the committee administering the plan in its own discretion.

PLEASE FILL OUT AND SIGN ALL OF THE PROXY CARDS THAT YOU RECEIVE AND RETURN THEM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN APRIL 24, 2002. Your vote will not be revealed to any officer, employee or director of the Company or the Bank. American Stock Transfer & Trust Company, the Company's transfer agent, will tally all votes and then forward them to the plan trustees for voting as you and the other participants direct.